Item 77O Transactions effected pursuant to Rule 10f-3


1	Name of Fund: 	AAM Select Income Fund

2	Name of Security:	Comcast 3.300% 2/1/27

3	Purchase Price per Unit:	$99.803

4	Date and Time of Purchase:	1/9/2017

5	Commission, Spread or Profit: 	undisclosed

6	Amount of Securities Purchased: 	$203,000

7	Name of Managing Underwriter:	BNY
Mellon Capital Markets LLC

8	Names of Underwriting syndicate members:
	Bank of New York Mellon, BNP Paribas, Credit
Suisse Securities USA LLC, RBC Capital Markets,
		TD Securities, Wells Fargo Securities LLC,
Academy Securities Inc, Allen & Co, Barclays Capital,
		CastleOak Securities, Citigroup Global
Markets Inc, Commerz Markets LLC,
		Deutsche Bank Securities Inc, DnBNor
Bank ASA/New York, Evercore Partners Inc,
		Goldman Sachs, ICBC Standard Bank Plc,
JP Morgan Securities, Loop Capital Markets LLC,
		MFR Securities Inc, Mischler Financial
Group, Mizuho Securities USA Inc, Morgan Stanley,
		PNC Capital Markets Inc, Samuel A
Ramirez & Co Inc, Societe Generale,
		Sumitomo Mitsui Banking Corp/ New
York, US bancorp Investments Inc, Williams Capital  Group
LP


9	Security acquired from:	Barclays

10	These transactions are reported to the Board of
Trustees quarterly,
	and executed pursuant to the provisions of Rule
10f-3 under the 1940
	Act and the Trusts procedures thereunder the Rule 10f-3 Procedures
	was effected in compliance with the Rule 10f-3
Procedures.



1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	Citigroup 3.887% 1/10/28

3	Purchase Price per Unit:	$100.000

4	Date and Time of Purchase: 	1/10/2017

5	Commission, Spread or Profit: 	0.425%

6	Amount of Securities Purchased: 	$200,000

7	Name of Managing Underwriter:	BNY
Mellon Capital Markets LLC

8	Names of Underwriting syndicate members:
	Citigroup Global Markets Inc., BBVA Securities
Inc., BNP Paribas Securities Corp.,
		Commonwealth Bank of Australia, Credit
Suisse Securities (USA) LLC, Deutsche Bank Securities Inc.
		HSBC Securities (USA) Inc., Santander
Investment Securities Inc., Scotia Capital (USA) Inc,
		SG Americas Securities, LLC, SMBC Nikko
Securities America, Inc., UBS Securities LLC,
		UniCredit Capital Markets LLC, Wells
Fargo Securities, LLC, Academy Securities, Inc.,
		Blaylock Beal Van, LLC, BNY Mellon
Capital Markets, LLC, Capital One Securities, Inc., Citizens Capital Markets, Inc.,
		Credit Agricole Securities (USA) Inc.,
Drexel Hamilton, LLC, The Huntington Investment
Company,
		ING Financial Markets LLC, Lebenthal &
Co., LLC, Loop Capital Markets LLC, MFR Securities, Inc.,
		Mizuho Securities USA Inc., MUFG
Securities Americas Inc., nabSecurities, LLC,
		Nomura Securities International, Inc., RBC
Capital Markets, LLC, Samuel A. Ramirez & Company, Inc.,
		Skandinaviska Enskilda Banken AB (publ),
TD Securities (USA) LLC, Telsey Advisory Group LLC


9	Security acquired from: 	Deutsche Bank

10	These transactions are reported to the Board of
Trustees quarterly,
	and executed pursuant to the provisions of Rule
10f-3 under the 1940
	Act and the Trusts procedures thereunder the Rule 10f-3 Procedures
	was effected in compliance with the Rule 10f-3
Procedures.



1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	Great Plains Energy
3.90%, 4/1/27

3	Purchase Price per Unit:	$99.618

4	Date and Time of Purchase: 	3/9/2017

5	Commission, Spread or Profit: 	0.650%

6	Amount of Securities Purchased: 	$72,000

7	Name of Managing Underwriter:	BNY
Mellon Capital Markets LLC

8	Names of Underwriting syndicate members:
	Goldman, Sachs & Co., Barclays Capital Inc., J.P.
Morgan Securities LLC,
		Merrill Lynch, Pierce, Fenner & Smith
Incorporated, MUFG Securities Americas Inc.,
		Wells Fargo Securities, LLC, BNP Paribas
Securities Corp., Mizuho Securities USA Inc.,
		SunTrust Robinson Humphrey, Inc.,  U.S.
Bancorp Investments, Inc., UMB Financial Services, Inc.,
		KeyBanc Capital Markets Inc., BNY Mellon
Capital Markets, LLC






9	Security acquired from: 	JP Morgan

10	These transactions are reported to the Board of
Trustees quarterly,
	and executed pursuant to the provisions of Rule
10f-3 under the 1940
	Act and the Trusts procedures thereunder the Rule 10f-3 Procedures
	was effected in compliance with the Rule 10f-3
Procedures.


1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	Great Plains Energy
4.85%, 4/1/47

3	Purchase Price per Unit:	$99.870

4	Date and Time of Purchase: 	3/9/2017

5	Commission, Spread or Profit: 	0.875%

6	Amount of Securities Purchased: 	$33,000

7	Name of Managing Underwriter:	BNY
Mellon Capital Markets LLC

8	Names of Underwriting syndicate members:
	Goldman, Sachs & Co., Barclays Capital Inc., J.P.
Morgan Securities LLC,
		Merrill Lynch, Pierce, Fenner & Smith
Incorporated, MUFG Securities Americas Inc.,
		Wells Fargo Securities, LLC, BNP Paribas
Securities Corp., Mizuho Securities USA Inc.,
		SunTrust Robinson Humphrey, Inc.,  U.S.
Bancorp Investments, Inc., UMB Financial Services, Inc.,
		KeyBanc Capital Markets Inc., BNY Mellon
Capital Markets, LLC




9	Security acquired from: 	Morgan Stanley

10	These transactions are reported to the Board of
Trustees quarterly,
	and executed pursuant to the provisions of Rule
10f-3 under the 1940
	Act and the Trusts procedures thereunder the Rule 10f-3 Procedures
	was effected in compliance with the Rule 10f-3
Procedures.


1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	Barclays 4.836%, 5/9/28

3	Purchase Price per Unit:	$100.000

4	Date and Time of Purchase: 	5/2/2017

5	Commission, Spread or Profit: 	0.450%

6	Amount of Securities Purchased: 	$210,000

7	Name of Managing Underwriter:	BNY
Mellon Capital Markets LLC

8	Names of Underwriting syndicate members:
	Barclays Capital Inc., ANZ Securities, Inc., Banco
Santander, S.A., BBVA Securities Inc.,
		BNY Mellon Capital Markets, LLC, CIBC
World Markets Corp., Commonwealth Bank of Australia,
		Drexel Hamilton, LLC, Mischler Financial
Group, Inc, Natixis Securities Americas LLC,
		Nomura Securities International, Inc., PNC
Capital Markets LLC, Scotia Capital (USA) Inc.,
		SMBC Nikko Securities America, Inc.,
Standard Chartered Bank, SunTrust Robinson Humphrey,
Inc.,
		Swedbank AB (publ), The Williams Capital
Group, L.P., U.S. Bancorp Investments, Inc.

9	Security acquired from: 	Barclays

10	These transactions are reported to the Board of
Trustees quarterly,
	and executed pursuant to the provisions of Rule
10f-3 under the 1940
	Act and the Trusts procedures thereunder the Rule 10f-3 Procedures
	was effected in compliance with the Rule 10f-3
Procedures.


1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	GXP 4.20%, 6/15/47

3	Purchase Price per Unit:	$99.729

4	Date and Time of Purchase: 	6/13/2017

5	Commission, Spread or Profit: 	0.875%

6	Amount of Securities Purchased: 	$230,000

7	Name of Managing Underwriter:	BNY
Mellon Capital Markets LLC

8	Names of Underwriting syndicate members:
	BNP Paribas Securities Corp., SunTrust Robinson
Humphrey, Inc., BNY Mellon Capital Markets, LLC
		Mizuho Securities USA LLC, U.S. Bancorp
Investments, Inc., MFR Securities, Inc.,
		Samuel A. Ramirez & Company, Inc.




9	Security acquired from: 	Suntrust

10	These transactions are reported to the Board of
Trustees quarterly,
	and executed pursuant to the provisions of Rule
10f-3 under the 1940
	Act and the Trusts procedures thereunder the Rule 10f-3 Procedures
	was effected in compliance with the Rule 10f-3
Procedures.